Invenomic Fund

(the “Fund”)

Super Institutional Class (Symbol: BIVSX)

Institutional Class (Symbol: BIVIX)

Investor Class (Symbol: BIVRX)

Supplement dated July 24, 2023

to the Fund’s Prospectus and Statement of Additional Information

each dated March 1, 2023

The following amends information contained in the Fund’s current Prospectus and Statement of Additional Information and should be read in conjunction with the Fund’s current Prospectus and Statement of Additional Information.

1.	Prospectus

The following sentence is added as the last sentence of the second paragraph in each of the section “Summary Section – Principal Investment Strategies” on page 2, and section “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings – Principal Investment Strategies” on page 7 of the Prospectus:

The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 100% of the net assets of the Fund, and it is expected that normally the dollar amount of such sales will not exceed 95% of the net assets of the Fund.

2.	Statement of Additional Information

The last paragraph in the section “Investment Policies, Strategies and Associated Risks” on page 10 of the Statement of Additional Information is deleted in its entirety and replace with the following:

The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 100% of the net assets of the Fund, and it is expected that normally the dollar amount of such sales will not exceed 95% of the net assets of the Fund.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated March 1, 2023, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-466-3406.